EXHIBIT 99.1
AmeriVest Properties Inc. - Logo

AMEX listed with AMV ticker symbol

AmeriVest Properties Inc.
Forward-looking statement disclaimer - This presentation includes forward-looking statements that include risks and uncertainties. In the opinion of AmeriVest Properties Inc., such statements are believed to be reasonable, but there can be no assurances that such expectations will prove to be correct. For a discussion of factors that could affect the outcome, please refer to the company filings with the Securities and Exchange Commission.

Chart
Source: NAREIT
Equity Market Capitalization
1971 - December 1999 (from $9 billion in 1990 to $123 billion in 2000)

Chart
Source: NAREIT
Performance - REITs Measure Up
Income Reinvested June 1980 - June 2000
Direct Property Inv.
Bonds
Equity REITs
Russell 2000
S & P 500

Chart
Source: AmeriVest
Total Assets
1997 - $12 mm
1998 - $24 mm
1999 - $30 mm
2000 - $42.3mm for 9 months

Charts
Source: AmeriVest
Annual Revenues
1997 - $2.5 mm
1998 - $3.8 mm
1999 - $5.99 mm
9 Month Comparison - Revenues
1999 - $4.312 mm
2000 - $5.271 mm

Charts
Source: AmeriVest
 Operating Cash Flow (FFO)
1997 - $450 $000
1998 - $755 $000
1999 - $1,330 $000
9 Month Comparison - FFO
1999 - $915 $000
2000 - $1,222 $000

Chart
Source: AmeriVest
Earnings Per Share
1997 -  $-0.09
1998 -  $-0.21
1999 -   $0.50
2000 -  $1.13 for 9 months

Chart
Source: AmeriVest
Dividends Paid Per Share
1997 - $0.45
1998 - $0.465
1999 - $0.48

Chart
Source: Finance.Yahoo.com
AmeriVest Stock Price
200 day moving avg.
50 day moving avg.

Chart
Source: Morningstar.com
Total Return to Shareholders (average annual % from 1997 - 10/31/00 AmeriVest Properties Inc. - 19.4%
Industry - 4.1%
S & P 500 - 20.3%

Footnote: Total return based on stock price appreciation and reinvestment of all dividends.

Table
Source: SNL Securities as of 9/30/00
AmeriVest Valuation Matrix
Office Industry Median
FFO - 9.2 X
Dividend Yield - 8.0%
Net Asset Valuation - N/A
Indicated Valuation
FFO - $6.57
Dividend Yield - $6.25
Net Asset Valuation - $6.00 ^ *

* Management's opinion of Net Asset Value per share based on recent Appraisals, September 30 Balance Sheet and Capitalized Value of Annual Net Operating Income

Chart/Table
AmeriVest Management
Organizational Chart
William Atkins - CEO
Charles K. Knight - President
John B. Greenman - Vice President
Alexander S. Hewitt - Secretary
D. Scott Ikenberry - CFO
AmeriVest Management

Table
Age
William Atkins - 51
Charles K. Knight - 43
John B. Greenman - 46
Alexander S. Hewitt - 43
D. Scott Ikenberry - 50

Years with Company/Affiliates
William Atkins - 10
Charles K. Knight - 3
John B. Greenman - 6
Alexander S. Hewitt - 10
D. Scott Ikenberry - 7

Years in Industry
William Atkins - 22
Charles K. Knight - 7
John B. Greenman - 11
Alexander S. Hewitt - 10
D. Scott Ikenberry - 22

Photo
1777 S. Bellaire Street, Denver, CO before renovation

Photo
1780 S. Bellaire Street, Denver, CO before renovation

Photo
1805 S. Bellaire Street, Denver, CO before renovation

Rendering
Guy Thornton Architect
1777 S. Bellaire Street, Denver, CO after renovation

Rendering
Guy Thornton Architect
1805 S. Bellaire Street, Denver, CO after renovation

Rendering
Guy Thornton Architect
1780 S. Bellaire Street, Denver, CO after renovation

Rendering
Guy Thornton Architect
South Bellaire Street, Denver, CO
Streetscape/Parking Lot Study

Table
Sheridan Center Renovation Pro-forma

AmeriVest Properties Inc. - Mission Statement
The future of America's economic growth is clearly within its small and mid-sized businesses. AmeriVest Properties acquires, develops and operates multi-tenant office properties in select high growth markets that serve these businesses. Our target properties provide efficient physical design with current generation technology, and our management responds quickly and creatively to tenant needs. In this manner we build customer loyalty, outperform our competition, and generate superior returns to our shareholders.

AmeriVest Properties Inc. - Logo

Photo
Keystone Office Park, 3091 E. 98th Street, Indianapolis, IN  46280

Photo
Panorama Falls Bldg., 9085 E. Mineral Circle, Englewood, CO  80112

Photo
Giltedge Office Bldg., 4321 W. College Avenue, Appleton, WI  54911

Table
AmeriVest Properties Inc. - Stock Overview
Symbol - AMV
Exchange - AMEX
Shares Outstanding - 2,960,634
Estimated Float - 1,800,000
Recent Bid - 4 3/5
52 Week Range - 3 3/10-5 1/4
 Market Capitalization - $13,700,000
Fiscal Year End - December 31

Table
AmeriVest Properties Inc. - Selected Financial Highlights
Fiscal Years End Dec. 31
Revenue - $ 3,816,169- 1998, $5,976,757- 1999
Net Income - (317,406)- 1998, 968,748- 1999
Earnings Per Share - $(0.21) - 1998, $0.51 1999
Wghtd. Avg. Shares - $1,538,403 - 1998, $1,882,232 - 1999
Nine Months Ending Sept. 30
Revenue- $4,312,179 - 1999, $5,271,534 - 2000
Net Income - $133,340 - 1999, $2,634,060 - 2000
Earnings Per Share - $0.08 - 1999, $1.13 - 2000
Wghtd. Avg. Shares - $1,768,581 - 1999, 2,335,190 - 2000